                                                                    EXHIBIT 99.1

                        CABLEVISION SYSTEMS CORPORATION
                            (a Delaware corporation)

                      Depositary Shares Each Representing
                       a One-Tenth Interest in a Share of
      8-1/2% Series I Cumulative Convertible Exchangeable Preferred Stock


                             UNDERWRITING AGREEMENT
                             ----------------------








Dated:  November 1, 1995

                        CABLEVISION SYSTEMS CORPORATION
                            (a Delaware corporation)

                      Depositary Shares Each Representing
                       a One-Tenth Interest in a Share of
      8-1/2% Series I Cumulative Convertible Exchangeable Preferred Stock


                             UNDERWRITING AGREEMENT
                             ----------------------



                            November 1, 1995

BEAR, STEARNS & CO. INC.
MERRILL LYNCH & CO.
    Merrill Lynch, Pierce, Fenner & Smith Incorporated
MORGAN STANLEY & CO. INCORPORATED
c/o Bear, Stearns & Co. Inc.
245 Park Avenue
New York, New York 10167


Ladies and Gentlemen:

      CABLEVISION SYSTEMS CORPORATION, a Delaware corporation (the "Company"), proposes to issue and sell to the underwriters named in Schedule I hereto (the ("Underwriters") up to 13,800,000 depositary shares (the "Depositary Shares") evidenced by depositary receipts (the "Depositary Receipts"), and each Depositary Share shall represent a one-tenth interest in a share of the Company's 8-1/2% Series I Cumulative Convertible Exchangeable Preferred Stock, par value $.01 per share (the "Preferred Stock"). The Company hereby agrees to sell to the Underwriters on the terms and conditions stated herein and in
Schedule II hereto 12,000,000 Depositary Shares (the "Firm Shares") in the respective amounts set forth opposite their names in Schedule I hereto, and, for the sole purpose of covering over-allotments in connection with the sale of the Depositary Shares at the option of the Underwriters up to an additional 1,800,000 Depositary Shares (the "Additional Shares" and together with the Firm Shares, the "Shares") on the terms and conditions stated herein and in Schedule II hereto. As used herein, unless the context otherwise requires, the term "you" shall mean the Underwriters.

      Immediately following the issuance of the shares of the Preferred Stock by the Company, the Company will deposit such shares with Harris Trust and Savings Bank, as Depositary (the "Depositary"), pursuant to the Deposit Agreement among the Company, the

Depositary and the holders of Depositary Receipts in the form previously delivered to you, dated as of November 7, 1995 (the "Deposit Agreement").

      The Depositary Shares are exchangeable, as set forth in the certificate of designations relating to the Preferred Stock represented by the Depositary Shares (the "Certificate of Designations"), at the Company's option, for the Company's 8-1/2% Convertible Subordinated Debentures due 2007 (the "Exchange Debentures"). The Exchange Debentures, if any, will be issued pursuant to an indenture to be dated as of November 1, l995, as supplemented by a supplemental indenture to be dated as of November 1, l995 (as so supplemented, the "Exchange Indenture") between the Company and The Bank of New York, as trustee (the "Trustee"). The Depositary Shares will and the Exchange Debentures, if any, will be convertible, at the option of the holder, into Class A Common Stock of the Company, par value $.01 per share (the "Class A Common Stock"). The Preferred Stock, the Exchange Debentures, the Depositary Shares and the shares of Class A Common Stock issuable upon conversion of any of the foregoing (collectively, the "Securities") are more fully described in the Prospectus (as hereafter defined). Capitalized terms used herein without definition have the respective meanings specified in the Prospectus.

      The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (Registration No. 33-62313), including a prospectus, relating to certain of its securities, including the Depositary Shares, and the offering thereof from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended (the "1933 Act"). Such registration statement has been declared effective by the Commission. As provided in Section 3(a), a prospectus supplement reflecting the terms of the Depositary Shares, the terms of the offering thereof and the other matters set forth therein has been prepared and will be filed pursuant to Rule 424 under the 1933 Act. Such prospectus supplement, in the form first filed after the date hereof pursuant to Rule 424(b), is herein referred to as the "Prospectus Supplement". Such registration statement, as amended at the date hereof, including the exhibits thereto and the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, is herein called the "Registration Statement", and the basic prospectus included therein relating to all offerings of securities under the Registration Statement, as supplemented by the Prospectus Supplement, is herein called the "Prospectus", except that, if such basic prospectus is amended or supplemented on or prior to the date on which the Prospectus Supplement is first filed pursuant to Rule 424, the term "Prospectus" shall refer to the basic prospectus as so amended or supplemented and as supplemented by the Prospectus Supplement, in either case including the documents filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), that are incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act.

      Section 1.  Representations and Warranties.  (a)  The Company represents
                  ------------------------------
and warrants to and agrees with each of the Underwriters that:

          (i) The Company meets the requirements for use of Form S-3 under the 1933 Act and on the original effective date of the Registration Statement and on the effective date of the most recent post-effective amendment thereto, if any, the Registration Statement complied in all material respects with the requirements of the 1933 Act and the rules and regulations of the Commission thereunder (the "1933 Act Regulations"), the Trust Indenture Act of 1939, as amended (the "1939 Act") and the rules and regulations of the Commission under the 1939 Act (the "1939 Act Regulations") and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; on the date hereof and at each Closing Time (as defined below), (A) the Registration Statement and any amendments and supplements thereto, comply and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations, (B) neither the Registration Statement nor any amendment or supplement thereto includes or will include an untrue statement of a material fact or omits or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (C) neither the Prospectus nor any amendment or supplement thereto includes or will include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty does
                 --------  -------
     not apply to statements or omissions made in reliance upon and in conformity with information furnished in writing by you to the Company expressly for use in the Registration Statement or the Prospectus.

          (ii) The documents incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3 under the 1933 Act, at the time they were filed with the Commission, complied in all material respects with the requirements of the 1934 Act, and the rules and regulations of the Commission thereunder (the "1934 Act Regulations"), and, when read together and with the other information in the Prospectus, do not and will not, on the date hereof and at all times subsequent thereto up to each Closing Time, include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (iii) KPMG Peat Marwick LLP who is reporting upon the audited financial statements and schedules included or incorporated by reference in the Registration Statement, are independent accountants as required by the 1933 Act and the 1933 Act Regulations.

         (iv) This Agreement has been duly authorized, executed and delivered by the Company.

          (v) Each of the Exchange Indenture and the Deposit Agreement at each Closing Time (as defined below) will have been duly authorized by the Company, will be substantially in the form heretofore delivered to you and, when duly executed and delivered by the Company and the other parties thereto will constitute a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and general equity principles (regardless of whether enforcement is considered in a proceeding in equity or at law); and the form of Exchange Indenture conforms in all material respects to the description thereof contained in the Prospectus.

          (vi) When executed, authenticated and issued in the manner provided for in the Exchange Indenture and delivered in exchange for the Depositary Shares, the Exchange Debentures will be duly authorized and will constitute valid and legally binding obligations of the Company entitled to the benefits of the Exchange Indenture and enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and general equity principles (regardless of whether enforcement is considered in a proceeding in equity or at law); and the form of Exchange Debentures conforms in all material respects to the description thereof contained in the Prospectus.

          (vii) The consolidated historical financial statements included or incorporated by reference in the Registration Statement present fairly the consolidated financial position of the Company and its subsidiaries as of the dates indicated and the consolidated results of operations and changes in financial position of the Company and its subsidiaries for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved. The financial statement schedules, if any, included in the Registration Statement present fairly the information required to be stated therein. The selected financial data included in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited consolidated financial statements included or incorporated by reference in the Registration Statement. The pro forma financial statements and other pro forma financial information included in the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements, have been properly compiled on the pro forma bases described therein, and, in the opinion of the

     Company, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

          (viii) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with power and authority (corporate and other) under such laws to own, lease and operate its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the Company and its subsidiaries, considered as one enterprise.

          (ix) The subsidiaries of the Company set forth on Schedule IV are, as of the date hereof, all of the "Restricted Subsidiaries", as such term is defined under each of (a) the indenture, dated as of April 1, 1992, for the Company's 10-3/4% Senior Subordinated Debentures due 2004, (b) the indenture, dated as of February 15, 1993, for the Company's 9-7/8% Senior Subordinated Debentures due 2013 and (c) the indenture, dated as of April 1, 1993, for the Company's 9-7/8% Senior Subordinated Debentures due 2023; and the Bank Credit Agreement (as such term is defined in each of the indentures referred to in (a), (b) and (c) above). The subsidiaries of the Company set forth on Schedule V are Unrestricted Subsidiaries (the Restricted Subsidiaries and the Unrestricted Subsidiaries are hereinafter referred to collectively as the "Subsidiaries"). The Subsidiaries on Schedules IV and V with an asterisk by their names are the only subsidiaries of the Company which had at December 31, 1994 assets in excess of 10% of the consolidated assets of the Company and its subsidiaries as at that date or had, in the aggregate, for the fiscal year then ended revenues or operating cash flow in excess of 10% of consolidated revenues or consolidated operating cash flow of the Company and its subsidiaries for such period (such Subsidiaries are referred to herein as the "Material Subsidiaries"). In making this determination, any subsidiary acquired after December 31, 1994 shall be deemed to have been acquired as of such date.

          (x) Each Material Subsidiary that is a corporation is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation with power and authority (corporate and other) under such laws to own, lease and operate its properties and conduct its business; and each such Material Subsidiary is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the Company and its subsidiaries, considered as one enterprise. All of the outstanding shares of capital stock of each Material Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable and, except as disclosed on Schedule IV or V to this Agreement or as disclosed or contemplated by the Prospectus, are owned by the Company, directly or through one or more subsidiaries, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind.

          (xi) Each of the Material Subsidiaries in which the Company or a subsidiary of the Company is a limited or general partner (hereinafter called the "Partnerships") has been duly formed and is validly existing as a limited or general partnership, as the case may be, under the laws of its jurisdiction of organization, with full power and authority to own, lease and operate properties and conduct its business; all necessary filings with respect to the formation of the Partnerships as limited or general partnerships (as the case may be) have been made under such laws; and each of the Partnerships is duly qualified to transact business and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the Company and its subsidiaries, considered as one enterprise.

          (xii) The Company had at the date indicated a duly authorized and outstanding capitalization as set forth in the Prospectus under the caption "Capitalization - Historical"; the Preferred Stock, the Depositary Shares, the Exchange Debentures and the Class A Common Stock will, upon their respective issuances, conform in all material respects to the description thereof contained in the Prospectus.

          (xiii) The Preferred Stock, represented by the Depositary Shares, has been duly authorized and, when such Depositary Shares are issued and delivered against payment therefor as provided herein, such Preferred Stock will be validly issued, fully paid and non-assessable; no holder of the Preferred Stock or the Depositary Shares will be subject to personal liability by reason of being such a holder; such Preferred Stock is not subject to the preemptive rights of any stockholder of the Company; all corporate action required to be taken by the Company for the authorization, issuance and sale of such Preferred Stock and Depositary Shares will at the time of the issuance thereof have been validly and sufficiently taken; such Depositary Shares shall, at the time of deposit of the Preferred Stock with the Depositary, represent the Preferred Stock free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind; the Preferred Stock will be convertible into Class A Common Stock in accordance with its terms and the terms of the Certificate of Designations; and the Exchange Debentures, if and when issued, will be convertible into Class A Common Stock in accordance with their terms and the terms of the Exchange Indenture.

          (xiv) The Class A Common Stock issuable upon conversion of the Preferred Stock pursuant to the terms of the Certificate of Designations, at the time of issuance of the Preferred Stock, and the Class A Common Stock issuable upon conversion of the Exchange Debentures pursuant to the terms of the Exchange Indenture, at the time of issuance of such Exchange Debentures, will have been duly authorized and validly reserved for issuance upon such conversion by all necessary corporate action and such Class A Common Stock, when issued upon such conversion, will be validly issued, fully paid and non-assessable; and no holder thereof will be subject to personal liability by reason of being such a holder.

          (xv) All of the other outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; no holder thereof is or will be subject to personal liability by reason of being such a holder; none of the outstanding shares of capital stock was issued in violation of the preemptive rights of any stockholder of the Company.

          (xvi) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein or contemplated thereby, there has not been (A) any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree and there has not been any change in the capital stock or long term debt of the Company or any of its Subsidiaries or any change which the Company has reasonable cause to believe will involve any material adverse change, or any development involving a prospective material adverse change, in or affecting the financial position, stockholders' equity or results of operations of the Company and its subsidiaries, considered as one enterprise, or (B) any transaction entered into by the Company or any subsidiary, other than in the ordinary course of business, that is material to the Company and its subsidiaries, considered as one enterprise, or (C) any dividend or distribution of any kind declared, paid or made by the Company on its capital stock.

          (xvii) Neither the Company nor any Subsidiary is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which it is a party or by which it may be bound or to which any of its properties may be subject, except for such defaults that would not have a material adverse effect on the financial position, stockholders' equity or results of operations of the Company and its subsidiaries, considered as one enterprise. The execution and delivery by the Company of the Exchange Indenture, the Certificate of

     Designations, the Deposit Agreement and this Agreement (collectively, the "Operative Documents"), the issuance, sale and delivery of the Preferred Stock, the consummation by the Company of the transactions contemplated by this Agreement and the compliance by the Company with the terms of this Agreement and the Deposit Agreement at each Closing Time shall have been duly authorized by all necessary corporate action on the part of the Company and do not and will not result in any violation of the charter or by-laws of the Company or any Subsidiary, and do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary, and, the issuance and delivery of the Class A Common Stock upon conversion of the Depositary Shares, the issuance and delivery of the Exchange Debentures upon exchange of the Depositary Shares, the issuance and delivery of the Class A Common Stock upon conversion of the Exchange Debentures and the compliance by the Company with the terms of the Exchange Indenture, at the time of such respective issuance and delivery, will have been duly authorized by all necessary corporate action on the part of the Company, and will not result in any violation of the charter or by-laws of the Company or any Subsidiary, and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary under: (A) any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Company or any Subsidiary is a party or by which it may be bound or to which any of its properties may be subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a material adverse effect on the financial position, stockholders' equity or results of operations of the Company and its subsidiaries, considered as one enterprise); or (B) any existing applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company or any Subsidiary or any of its properties (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a material adverse effect on the financial position, stockholders' equity or results of operations of the Company and its subsidiaries, considered as one enterprise) or (C) any material agreement or other material instrument (including any franchise agreement, license, permit or other governmental authorization granted by the Federal Communications Commission (hereinafter called the "FCC"), The New York State Commission on Cable Television, the Massachusetts Cable Television Commission or any other governing body having jurisdiction over cable television operations) binding upon the Company or any of its Subsidiaries (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a material adverse effect on the financial position, stockholders' equity or results of operations of the Company and its subsidiaries, considered as one enterprise).

     (xviii) The statements in the Prospectus under "Risk Factors", "Description of Series I Preferred Stock", "Description of Exchange Debentures", "Description of Depositary Shares", "Description of Capital Stock -- Class A Common Stock and Class B Common Stock" and "Recent Developments -- Impact of Pending Telecommunications Legislation on FCC Cable Rate Regulation" and the statements in the Company's annual report on Form 10-K for the year ended December 31, 1994 (the "1994 Form 10-K"), which is incorporated by reference in the Prospectus, under "Business -- Cable Television Operations -- Competition" and "Business -- Cable Television Operations -- Regulation" and in the Registration Statement in
     Item 15, and the statements cross referenced therein, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, with respect to such legal matters, documents and proceedings, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.

          (xix) Except as disclosed in the Prospectus, no authorization, approval, consent or license of any government, governmental instrumentality or court, domestic or foreign (other than under the 1933 Act and the securities or blue sky laws of the various states), is required
     (1) for the valid authorization, issuance, sale and delivery in the United States of (a) the Preferred Stock, (b) the Depositary Shares, (c) the Class A Common Stock issuable upon conversion of the Depositary Shares, or (d) the Exchange Debentures issuable upon exchange of the Depositary Shares or
     (2) for the execution, delivery or performance of this Agreement, the Deposit Agreement or the Exchange Indenture by the Company except for the filing of the Certificate of Designations with the Secretary of State of the State of Delaware and for any other consent, approval, authorization, order or registration the failure of which to obtain or make or the absence of which would result in no material adverse effect on the Company and its subsidiaries, considered as one enterprise.

          (xx) Except as disclosed in the Prospectus, there is no action, suit or proceeding before or by any government, governmental instrumentality or court, domestic or foreign, now pending or, to the best of the Company's knowledge, threatened against or affecting the Company or any Subsidiary that is required to be disclosed in the Prospectus or that the Company has reasonable cause to believe will result in any material adverse change in the consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries, considered as one enterprise or will materially and adversely affect the properties or assets of the Company and its subsidiaries, considered as one enterprise, or that the Company has reasonable cause to believe will materially adversely affect the consummation of the transactions contemplated in this Agreement.

          (xxi) There are no contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described and filed as required.

          (xxii) The Company and the Subsidiaries each has good and marketable title to all material properties and assets described in the Prospectus as owned by it, free and clear of all liens, charges, encumbrances or restrictions, except such as (A) are described in the Prospectus, or (B) are neither material in amount nor materially significant in relation to the business of the Company and its subsidiaries, considered as one enterprise; and any material real property and buildings under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as do not interfere, to an extent material to the Company and its subsidiaries, considered as one enterprise, with the use made and proposed to be made of such property and buildings by the Company and the Subsidiaries.

          (xxiii) Except as disclosed in the Prospectus, the Company and the Subsidiaries each owns, possesses or has obtained all material agreements, governmental licenses, permits, certificates, consents, orders, approvals and other material authorizations (including, without limitation, all material governmental authorizations and agreements with public utilities and microwave transmission companies and pole access and rental agreements) necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as presently conducted, and neither the Company nor any Subsidiary has received any notice of proceedings relating to revocation or modification of any such licenses, permits, certificates, consents, orders, approvals or authorizations.

          (xxiv) To the best knowledge of the Company, and except as disclosed in the Prospectus, no labor problem exists with its employees or with employees of the Subsidiaries that could reasonably be expected to materially and adversely affect the financial position, stockholders' equity or results of operations of the Company and its subsidiaries, considered as one enterprise.

          (b) Any certificate signed by any officer of the Company or any Subsidiary and delivered to you or to counsel for the Underwriters in connection with the offering of the Depositary Shares shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

          Section 2.  Sale and Delivery to the Underwriters; Closing.  (a)  On
                      ----------------------------------------------
the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price to the Underwriters set forth in Schedule II, the principal amount of Firm Shares set forth opposite the name of such Underwriter in
Schedule I plus any additional number of Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

          (b) Payment of the purchase price for, and delivery of, the Firm Shares shall be made at the offices of Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022, or at such other place in the City of New York, at 10:00 A.M. on such date as shall be agreed upon by the Company and you, or as shall otherwise be provided in Section 10 (such date and time of payment and delivery being herein called the "Initial Closing Time"). Payment shall be made to the Company in the manner specified in Schedule II hereto, against delivery of the Firm Shares to you for the respective accounts of the several Underwriters, which Firm Shares are to be deposited by you with the Depositary pursuant to the Deposit Agreement. Depositary Receipts evidencing such Depositary Shares that represent the Firm Shares shall be in such denominations and registered in such names as you may request in writing at least two full business days before the Initial Closing Time. Such Depositary Receipts will be made available in New York City for examination and packaging by you not later than 10:00 A.M. on the business day prior to the Initial Closing Time.

          (c) In addition, the Company hereby grants to the Underwriters the option to purchase up to 1,800,000 Additional Shares at the same purchase price per share to be paid by the Underwriters to the Company for the Firm Shares as set forth in this Section 2, for the sole purpose of covering over-allotments in the sale of Depositary Shares representing the Firm Shares by the Underwriters. This option may be exercised at any time, in whole or in part (but not more than once), on or before the thirtieth day following the date of the Prospectus Supplement, by written notice by you to the Company. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised and the date and time, as reasonably determined by you, when the Additional Shares are to be delivered (such date and time of delivery being herein sometimes referred to as the "Additional Closing Time"; the Initial Closing Time and the Additional Closing Time are each hereafter referred to as a "Closing Time"); provided, however, that the Additional Closing Time shall not be earlier than the Initial Closing Time in respect of the Firm Shares or earlier than the second full business day after the date on which the option shall have been exercised nor later than the eighth full business day after the date on which the option shall have been exercised (unless such time and date are postponed in accordance with the provisions of Section 9 hereof).
Depositary Receipts evidencing the Depositary Shares that represent the Additional Shares shall be registered in such names and in such denominations as you may request in writing at least two full business days prior to the Additional Closing Time and such certificates will be made available for examination and packaging by you not later than 10:00 A.M. on the business day prior to the Additional Closing Time.

          The number of Additional Shares to be sold to each Underwriter shall be the number which bears the same ratio to the aggregate number of Additional Shares being purchased as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto (or such number increased as set forth in Section 10 hereof) bears to 12,000,000, subject, however, to such adjustments to eliminate any fractional shares as you in your sole discretion shall make.

          Payment for the Additional Shares shall be made to the Company in the manner specified in Schedule II hereto against delivery to you of the Additional Shares, to be purchased by you and deposited by you with the Depositary pursuant to the Deposit Agreement, for the respective accounts of the Underwriters.

          Section 3.  Certain Covenants of the Company.  The Company covenants
                      --------------------------------
with each Underwriter as follows:

          (a) Immediately following the execution of this Agreement, the Company will prepare a Prospectus Supplement that complies with the 1933 Act and the 1933 Act Regulations and that sets forth the number of shares of Preferred Stock represented by the Depositary Shares and their respective terms, the name of each Underwriter participating in the offering and the number of shares of the Depositary Shares that each severally has agreed to purchase, the name of each Underwriter, if any, acting as representative of the Underwriters in connection with the offering, the price at which the Depositary Shares are to be purchased by the Underwriters from the Company, any initial public offering price of the Depositary Shares, any selling concession and reallowance, and such other information as you and the Company deem appropriate in connection with the offering of the Depositary Shares. The Company will promptly transmit copies of the Prospectus Supplement to the Commission for filing pursuant to Rule 424 under the 1933 Act and will furnish to the Underwriters as many copies of any preliminary prospectus supplement and the Prospectus as you shall reasonably request.

          (b) The Company will file the Certificate of Designations with the Secretary of State of the State of Delaware on or prior to the Initial Closing Time.

          (c) During the period when the Prospectus is required by the 1933 Act to be delivered in connection with sales of the Depositary Shares, the Company will, subject to Section 3(d), file promptly all documents required to be filed with the Commission pursuant to Section 13 or 14 of the 1934 Act subsequent to the time the Registration Statement becomes effective.

          (d) During the period when the Prospectus is required by the 1933 Act to be delivered in connection with sales of the Depositary Shares, the Company will inform you of its intention to file any amendment to the Registration Statement, any supplement to the Prospectus or any document that would as a result thereof be incorporated by reference in the Prospectus; will furnish you with copies of any such amendment, supplement or other document a reasonable time in advance of filing; and will not file any such amendment, supplement or other document in a form to which you shall reasonably object.

          (e) During the period when the Prospectus is required by the 1933 Act to be delivered in connection with sales of the Depositary Shares, the Company will notify you immediately, and confirm the notice in writing (with respect to clause (i), upon request), (i) of the effectiveness of any amendment to the Registration Statement, (ii) of the receipt of any comments from the Commission with respect to the Registration Statement, the Prospectus or the Prospectus Supplement, (iii) of any request by the Commission to amend the Registration Statement or any supplement to the Prospectus or for additional information relating thereto and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, of the suspension of the qualification of the Depositary Shares for offering or sale in any jurisdiction, or of the institution or to the Company's knowledge, the threatening of any proceedings for any of such purposes. The Company will use every reasonable effort to prevent the issuance of any such stop order or of any order preventing or suspending such use and, if any such order is issued, to obtain the lifting thereof at the earliest possible moment.

          (f) The Company has furnished or will furnish to you one signed copy for the managing Underwriters of each of the Registration Statement (as originally filed) and of all amendments thereto, whether filed before or after the Registration Statement became effective, and as many copies of all exhibits and documents filed therewith, including documents incorporated by reference into the Prospectus pursuant to Item 12 of Form S-3 under the 1933 Act (through the end of the period when the Prospectus is required by the 1933 Act to be delivered in connection with sales of the Depositary Shares) and signed copies of all consents and certificates of experts, as you may reasonably request, and has furnished or will furnish to each of you, as many conformed copies of the Registration Statement as originally filed and of each amendment thereto (including documents incorporated by reference into the Prospectus but without exhibits) as you may reasonably request.

          (g) The Company will use its reasonable best efforts, in cooperation with the Underwriters, to qualify the Depositary Shares, the Class A Common Stock and the Exchange Debentures for offering and sale under the applicable securities laws of such states and other jurisdictions as you may designate and to maintain such qualifications in effect for a period of not less than one year from the date hereof; provided, however, that the
                                                  --------  -------
     Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. The Company will file such statements and reports as may be required by the laws of each jurisdiction in which the Depositary Shares, the Class A Common Stock and the Exchange Debentures have been qualified as above provided. The Company will also supply you with such information as is necessary for the determination of the legality of the Depositary Shares for investment under the laws of such jurisdictions as you may reasonably request.

          (h) The Company will make generally available to its security holders as soon as practicable, but not later than 45 days after the close of the period covered thereby (90 calendar days in the case the period corresponds to the fiscal year of the Company), an earnings statement of the Company (in form complying with the provisions of Rule 158 of the 1933 Act Regulations), covering a period of 12 months beginning after the effective date of the Registration Statement and covering a period of 12 months beginning after the effective date of any post-effective amendment to the Registration Statement but not later than the first day of the Company's fiscal quarter next following such effective date.

          (i) The Company will comply to the best of its ability with the 1933 Act and the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations and the 1939 Act and the 1939 Act Regulations. If at any time when the Prospectus is required by the 1933 Act to be delivered in connection with sales of the Depositary Shares any event shall occur or condition exist as a result of which it is necessary to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to
     Section 3(d), such amendment or supplement as may be necessary to correct such untrue statement or omission or to make the Registration Statement or the Prospectus comply with such requirements.

          (j) The Company will use the net proceeds received by it from the sale of the Depositary Shares in the manner specified in the Prospectus under the caption "Use of Proceeds".

          (k) For a period of three years after the Initial Closing Time, the Company will furnish to you copies of all annual reports, quarterly reports and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission, and such other documents, reports and information as shall be furnished by the Company to its stockholders generally.

          (l) The Company will not be or become, at any time prior to the expiration of three years after the Initial Closing Time, an open-end investment trust, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act of 1940, as amended (the "Investment Company Act").

          (m) The Company will not, without the prior written consent of the Underwriters, offer, sell, contract to sell or otherwise dispose of any Class A Common Stock (except for shares issuable in connection with the acquisition of Cablevision of Boston described under "Recent Developments" in the Prospectus Supplement or issuable upon conversion of securities or exercise of warrants and options outstanding as of the date of the Prospectus Supplement or pursuant to employee benefit plans) or preferred stock (except for any Series D Preferred Stock, Series H Preferred Stock or the preferred stock to be issued in the Proposed V Cable Transactions) or warrants, rights or options exercisable at any time therefor for a period of 90 days after the date of this Prospectus Supplement.

          (n) The Company will use its reasonable best efforts to effect the listing of the Depositary Shares and the Class A Common Stock issuable in respect thereof on the American Stock Exchange by the Initial Closing Time.

          (o) Upon issuance and delivery, if any, of the Exchange Debentures, the Exchange Debentures will be convertible at the option of the holder into Class A Common Stock in accordance with the terms of the Exchange Debentures and the Exchange Indenture, and the Class A Common Stock issuable upon conversion of the Exchange Debentures will have been duly authorized and validly reserved for issuance upon such conversion by all necessary corporate action, and such Class A Common Stock, when issued upon such conversion, will be validly issued, fully paid and non-assessable.

          Section 4.  Payment of Expenses.  The Company will pay and bear all
                      -------------------
costs and expenses incident to the performance of its obligations under this Agreement, including (a) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits), as originally filed and as amended, any preliminary prospectus supplements and the Prospectus and any amendments or supplements thereto, and the cost of furnishing copies thereof to the Underwriters, (b) the preparation, printing and distribution of this Agreement, the Exchange Indenture, the Deposit Agreement, the Certificate of Designations, the Preferred Stock, the Depositary Shares, the Depositary Receipts, the certificates representing the Class A Common Stock, the Exchange Debentures and the Blue Sky Survey, (c) the delivery of the Preferred Stock to the Underwriters and the delivery of the Depositary Receipts evidencing the Depositary Shares to the Underwriters, (d) the fees and disbursements of the Company's counsel and accountants, (e) the qualification of the Preferred Stock, the Exchange Debentures and the Class A Common Stock issuable upon the conversion thereof under the applicable securities laws in accordance with Section 3(g) and any filing for review of the offering with the National Association of Securities Dealers, Inc., including filing fees and fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the Blue Sky Survey, (f) the fees and expenses of the Trustee, the Depositary and any transfer agent and registrar, including the fees and disbursements of counsel for the Trustee, the Depositary and any transfer agent and registrar and (g) the listing fees and expenses incurred in connection with listing the Depositary Shares and the Class A Common Stock issuable upon conversion thereof or of the Exchange Debentures on the American Stock Exchange.

          Section 5.  Conditions of Underwriters' Obligations.  Except as
                      ---------------------------------------
otherwise provided in Schedule II, the obligations of the several Underwriters to purchase and pay for the Firm Shares and the Additional Shares, if any, at each Closing Time, that they have respectively agreed to purchase hereunder are subject to the accuracy, as of such Closing Time, of the representations and warranties of the Company contained herein or in certificates of any officer of the Company or any Subsidiary delivered pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder, and to the following further conditions:

          (a) At such Closing Time, no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act and no proceedings for that purpose shall have been instituted or shall be pending or, to the knowledge of the Company, shall be contemplated by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel for the Underwriters.

          (b) At such Closing Time, you shall have received a signed opinion of Sullivan & Cromwell, counsel for the Company, dated as of such Closing Time, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

               (i) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware.

               (ii) The Exchange Indenture has been duly authorized, executed and delivered by the Company and duly qualified under the 1939 Act; and the Exchange Indenture does, and the Exchange Debentures, when duly authorized by the Company and when duly authenticated, issued and delivered in the manner provided for in the Exchange Indenture will, constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

               (iii) Upon issuance and delivery of the Preferred Stock sold by the Company at such Closing Time pursuant to the terms of this Agreement, such Preferred Stock shall be convertible at the option of the holder into Class A Common Stock in accordance with the terms of the Company's Certificate of Incorporation; the shares of Class A Common Stock initially issuable upon conversion of the Preferred Stock have been duly authorized and reserved for issuance upon such conversion, and such Class A Common Stock, when issued upon such conversion, will be validly issued, fully paid and non-assessable; the issuance of such shares upon such conversion will not be subject to preemptive rights of any stockholder of the Company under the Company's Certificate of Incorporation, By-laws or the Delaware General Corporation Law, in each case as in effect as of the Initial Closing Time, and no holder thereof will be subject to personal liability under the Company's Certificate of Incorporation, By-laws or the Delaware General Corporation Law, in each case as in effect as of the Initial Closing Time, by reason of being such a holder.

               (iv) The Preferred Stock sold by the Company pursuant to the provisions of this Agreement on such Closing Time has been duly authorized and validly issued and is fully paid and non-assessable; no holder thereof is or will be subject to personal liability under the Company's Certificate of Incorporation or by-laws or the Delaware General Corporation Law by reason of being such a holder; such Preferred Stock is not subject to the preemptive rights of any stockholder of the Company under the Company's Certificate of Incorporation or by-laws or the Delaware General Corporation Law.

               (v) The execution and delivery of this Agreement, the Deposit Agreement and the Exchange Indenture by the Company, the issuance, sale and delivery by the Company of the Depositary Shares to the Underwriters, the issuance and delivery of the Class A Common Stock upon conversion of the Depositary Shares, and the compliance by the Company with the terms of this Agreement and the Deposit Agreement do not and will not result in any violation of the Certificate of Incorporation or By-laws of the Company, in each case as in effect as of the Initial Closing Time; and all regulatory consents, authorizations, approvals and filings required to be obtained or made by the Company under the Federal laws of the United States, the laws of the State of New York and the General Corporation Law of the State of Delaware for the issuance, sale and delivery of the Depositary Shares by the Company to the Underwriters have been obtained or made.

               (vi) This Agreement has been duly authorized, executed and delivered by the Company.

               (vii) the Deposit Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery thereof by the Depositary, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

               Such counsel shall also furnish you with a letter to the effect that as counsel to the Company, they reviewed the Registration Statement and the Prospectus, participated in discussions with representatives of the Underwriters and of the Company and its accountants and advised the Company as to the requirements of the 1933 Act and the applicable rules and regulations thereunder; between the date of the Prospectus Supplement and such Closing Time, such counsel participated in further discussions with representatives of the Underwriters and of the Company and its accountants in which the contents of certain portions of the Prospectus and related matters were discussed and reviewed certain documents filed by the Company with the Commission, certificates of certain officers of the Company, an opinion addressed to the Underwriters from Robert S. Lemle, Esq. and a letter from the Company's independent accountants; on the basis of the information that such counsel gained in the course of the performance of the services referred to above, considered in the light of such counsel's understanding of the applicable law (including the requirements of Form S-3 and the character of the prospectus contemplated thereby) and the experience such counsel have gained through their practice under the 1933 Act, they confirm to you that, in such counsel's opinion, the Registration Statement and the Prospectus, and each amendment or supplement thereto, as of their respective effective or issue dates appeared on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1939 Act, and the applicable rules and regulations of the Commission thereunder; further, nothing that came to such counsel's attention in the course of such review has caused such counsel to believe that any part of the Registration Statement, when such part became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of the date of the Prospectus Supplement contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; also, nothing that came to the attention of such counsel in the course of the procedures described in the second clause of this paragraph has caused such counsel to believe that the Prospectus, as supplemented by the Prospectus Supplement, as of such Closing Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; such counsel shall state that the limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process are such that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus except for those made under the captions "Description of Series I Preferred Stock", "Description of Exchange Debentures", "Description of Depositary Shares", "Description of Common Stock -- Class A Common Stock and Class B Common Stock" and "Underwriting" in the Prospectus insofar as they relate to provisions of documents therein described; also, such counsel need express no opinion or belief as to the financial statements or other financial data contained in the Registration Statement or the Prospectus, or as to the description of statutes, regulations, proceedings or matters referred to in Section 5(d) hereof.

               In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the Federal laws of the United States, the laws of the State of New York and the General Corporation Law of the State of Delaware and no opinion as to federal or state communications laws. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and the Subsidiaries and certificates of public officials.

          (c) At such Closing Time you shall have received a signed opinion of Robert S. Lemle, Esq., Executive Vice President, Secretary and General Counsel for the Company, in form and substance satisfactory to counsel to the Underwriters, to the effect that:

               (i) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with corporate power and authority under such laws to own, lease and operate its properties and conduct its business as described in the Prospectus.

               (ii) The Company is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the Company and its subsidiaries, considered as one enterprise.

               (iii) Each Material Subsidiary that is a corporation is duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority under such laws to own, lease and operate its properties and conduct its business. Each Material Subsidiary that is a partnership is duly organized under the laws of the jurisdiction of its organization.

               (iv) The number of authorized shares of Capital Stock of the Company is as set forth in the Prospectus under the heading "Capitalization".

               (v) All of the outstanding shares of capital stock of each Material Subsidiary have been duly authorized and validly issued and are fully paid and nonassessable; except as set forth on Schedules IV and V to this Agreement or as disclosed in or as contemplated by the Prospectus, all of such shares are owned by the Company, directly or through one or more subsidiaries, free and clear of any material pledge, lien, security interest, charge, claim, equity or encumbrance of any kind; no holder thereof is subject to personal liability under the certificate of incorporation or by-laws of the respective Material Subsidiary or the corporation law of the jurisdiction in which such Material Subsidiary is organized by reason of being such a holder and none of such shares was issued in violation of the preemptive rights of any stockholder of such Material Subsidiary under the certificate of incorporation or by-laws of such Material Subsidiary or the corporation law of the jurisdiction in which such Material Subsidiary is organized.

               (vi) To such counsel's knowledge, there are no legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is or may be a party, or of which any of their properties are or may be the subject, of a character which are required to be disclosed in the Registration Statement, the Prospectus, the annual Form 10-K or any Form 10-Q of the Company, other than those disclosed therein.

               (vii) The documents incorporated by reference in the Prospectus or any further amendment or supplement thereto made by the Company prior to such Closing Time (other than the financial statements and related schedules therein and any untrue statement or omission of a material fact contained therein which was corrected in the Prospectus, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder; and he has no reason to believe that such documents considered together as of the date of the Prospectus Supplement or as of such Closing Time contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               (viii) Such counsel does not know of any contracts or documents of a character required to be described or referred to in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described, referred to or filed as required.

               (ix) To the knowledge of such counsel, no default exists in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Registration Statement or the Prospectus or filed as an exhibit to the Registration Statement or any subsequent Form 10-Q of the Company, which default would have a material adverse effect on the financial position, stockholders' equity or results of operations of the Company and its subsidiaries, considered as one enterprise.

               (x) The execution and delivery by the Company of the Operative Documents, the issuance, sale and delivery of the Depositary Shares sold by the Company pursuant to the provisions of this Agreement on such Closing Time, the issuance and delivery of the Class A Common Stock upon conversion of the Depositary Shares, the consummation by the Company of the transactions contemplated by this Agreement and the compliance by the Company with the terms of this Agreement and the Deposit Agreement, will not conflict with the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument (including any franchise agreement, license, permit or other governmental authorization granted by the FCC, The State of New York Commission on Cable Television, or any other Federal or New York State governing body having jurisdiction over cable television operations) known to such counsel to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound or to which any of the property or assets of the Company or any Subsidiary is subject, which conflict, breach, violation or default would have a material adverse effect on the financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any Federal, New York or Delaware General Corporation Law statute or any order, rule or regulation known to such counsel of any Federal, New York or Delaware court or governmental agency or body having jurisdiction over the Company or any Subsidiary or any of their properties, which violation in each case would have a material adverse effect on the financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Depositary Shares, or the consummation by the Company of the transactions contemplated by this Agreement, except with respect to such consents, approvals, authorizations, registrations or qualifications as may be required under state or foreign securities laws in connection with the purchase and distribution of the Depositary Shares by the Underwriters.

               (xi) All of the other outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive rights of any stockholder of the Company under the Company's Certificate of Incorporation or By-Laws or the Delaware General Corporation Law.

          In rendering such opinion, such counsel may state that he expresses no opinion as to the laws of any jurisdiction other than the Federal laws of the United States (other than federal communications laws, as to which such counsel need express no opinion), the laws of the State of New York and the General Corporation Law of the State of Delaware. In giving such opinion, such counsel may rely, as to all matters governed by the laws of any other jurisdiction, upon opinions of other counsel, who shall be counsel satisfactory to counsel for the Underwriters, in which case the opinion shall state that he believes you and he are entitled to so rely. Such counsel may also state that, insofar as such opinion involves factual matters, he has relied, to the extent he deems proper, upon certificates of officers of the Company and the Subsidiaries and certificates of public officials.

          (d) At such Closing Time you shall have received a signed opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., as special communications counsel to the Company, in form and substance satisfactory to counsel to the Underwriters, to the effect that:

               (i) The approvals, if any, required to be obtained from the FCC to consummate the transactions contemplated by this Agreement have been obtained and are in full force and effect.

               (ii) Such counsel does not know of any federal communications and copyright statutes that are principally directed to the regulation of cable properties applicable to the Company that are not described in the Prospectus but would be material and relevant to the business of the Company, and the descriptions in the Prospectus of such statutes therein described are accurate and fairly summarize the information shown.

               (iii) The information in the Registration Statement and Prospectus under the captions "Risk Factors -- Risk Related to Cable Regulation", "Risk Factors -- Risk of Competition", "Risk Factors -- Competition from Telephone Companies" and in the 1994 Form 10-K under the captions "Business -- Cable Television Operations -- Regulation", to the extent that such sections describe statutes, regulations and governmental proceedings or matters involving federal communications and copyright law and policy and the impact thereof on the business in which the Company and its subsidiaries are engaged, has been reviewed by them and fairly represents the communications and copyright law applicable to the Company and its subsidiaries as disclosed in the Prospectus.

     In giving such opinion, such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the District of Columbia, the federal law of the United States and the corporate law of the State of Delaware, upon opinions of other counsel, who shall be counsel satisfactory to counsel for the Underwriters, in which case the opinion shall state that they believe you and they are entitled to so rely. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and the Subsidiaries and certificates of public officials.

          (e) An opinion, dated the Closing Time, of counsel for the Depositary, in form and substance satisfactory to the Underwriter and its counsel, to the effect that:

               (i) The Depositary has been duly organized and is validly existing as an Illinois banking corporation in good standing under applicable law, with full power, authority and legal right under such law to execute, deliver and carry out the terms of the Deposit Agreement; and

               (ii) The Deposit Agreement has been duly authorized, executed and delivered by the Depositary, and assuming due authorization, execution and delivery thereof, by the Company, the Deposit Agreement constitutes a legal, valid and binding obligation of the Depositary, enforceable against the Depositary in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law); and the Depositary Receipts have been duly authorized, executed and delivered by the Depositary pursuant to the Deposit Agreement.

          (f) At such Closing Time, you shall have received the favorable opinion of Shearman & Sterling, counsel for the Underwriters, dated as of such Closing Time, to the effect that the opinions delivered pursuant to Sections 5(b), 5(c) and 5(d) appear on their face to be appropriately responsive to the requirements of this Agreement except, specifying the same, to the extent waived by you, and with respect to the incorporation and legal existence of the Company, the Preferred Stock sold by the Company pursuant to this Agreement, this Agreement, the Deposit Agreement, the Exchange Indenture, the Registration Statement, the Prospectus, the documents incorporated by reference and such other related matters as you may require. In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the Federal laws of the United States, the laws of the State of New York and the General Corporation Law of the State of Delaware, and no opinion as to federal or state communications laws. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and the Subsidiaries and certificates of public officials.

          (g) At such Closing Time, (i) the Registration Statement and the Prospectus, as they may then be amended or supplemented, shall contain all statements that are required to be stated therein under the 1933 Act and the 1933 Act Regulations and, in all material respects, shall conform to the requirements of the 1933 Act and the 1933 Act Regulations and the 1939 Act and the 1939 Act Regulations and neither the Registration Statement nor the Prospectus, as they may then be amended or supplemented, shall contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) there shall not have been, since the respective dates as of which information is given in the Registration Statement, any material adverse change or any development involving a prospective material adverse change in or affecting the financial position, stockholders' equity or results of operations of the Company and its subsidiaries, considered as one enterprise, (iii) the Company shall have complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to such Closing Time and (iv) the other representations and warranties of the Company set forth in Section 1(a) shall be accurate as though expressly made at and as of such Closing Time. At such Closing Time, you shall have received a certificate of the Chief Executive Officer, the

     President, a Vice Chairman or a Vice President, and the Treasurer or Controller, of the Company, dated as of such Closing Time, to such effect.

          (h) You shall have received the letter or letters specified in Sections 1 and 2 of Schedule III at the date hereof and the letter specified in Section 3 of Schedule III at such Closing Time, as well as a letter from Deloitte & Touche LLP dated as of the date hereof substantially in the form annexed to Schedule III.

          (i) Unless otherwise specified in Schedule II hereto, on or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities.

          (j) At such Closing Time, counsel for the Underwriters shall have been furnished with all such documents, certificates and opinions as they may reasonably request for the purpose of enabling them to pass upon the issuance and sale of the Preferred Stock and the Depositary Shares as herein contemplated and the matters referred to in Section 5(f) and in order to evidence the accuracy and completeness of any of the representations, warranties or statements of the Company, the performance of any of the covenants of the Company, or the fulfillment of any of the conditions herein contained.

          (k) At such Closing Time, the Depositary Shares and the Class A Common Stock issuable upon conversion thereof have been duly authorized for listing by the American Stock Exchange.

          If any of the conditions specified in this Section 5 shall not have been fulfilled when and as required by this Agreement to be fulfilled, this Agreement may be terminated by you on notice to the Company at any time at or prior to such Closing Time, and such termination shall be without liability of any party to any other party. Notwithstanding any such termination, the provisions of Sections 6, 7 and 8 shall remain in effect.

          Section 6.  Indemnification.  (a)  The Company agrees to indemnify and
                      ---------------
hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act as follows:

          (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of an untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus supplement or the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

          (iii) against any and all expense whatsoever, as incurred (including fees and disbursements of counsel chosen by you), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

provided, however, that this indemnity agreement does not apply to any loss,
--------  -------
liability, claim, damage or expense to the extent arising out of an untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through you expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus supplement or the Prospectus (or any amendment or supplement thereto).

          The foregoing indemnity with respect to any untrue statement contained in or any omission from the preliminary prospectus supplement, shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) on account of any loss, claim, damage, liability or litigation arising from the sale of Depositary Shares to any person by such Underwriter if such Underwriter failed to send or give a copy of the Prospectus, as the same may be supplemented or amended, to such person within the time required by the 1933 Act, and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact in such preliminary prospectus supplement was corrected in the Prospectus, unless such failure resulted from noncompliance by the Company with its obligations hereunder to furnish the Underwriters with copies of the Prospectus.

          (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act, against any and all loss, liability, claim, damage and expense described in the indemnity agreement in Section 6(a), as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any preliminary prospectus supplement or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through you expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus supplement or the Prospectus (or any amendment or supplement thereto).

          (c) Each indemnified party shall give prompt notice to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action. In no event shall the indemnifying party or parties be liable for the fees and expenses of more than one counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

          Section 7.  Contribution.  In order to provide for just and equitable
                      ------------
contribution in circumstances under which the indemnity provided for in Section 6 is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Company and the Underwriters shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity incurred by the Company and one or more of the Underwriters, as incurred, in such proportions that the Underwriters are responsible for that portion represented by the percentage that the underwriting discount hereunder with respect to the offering of the Depositary Shares bears to the purchase price of the Depositary Shares, and the Company is responsible for the balance; provided, however, that no person guilty of
                             --------  -------
fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933
Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Company.

          Section 8.  Agreements to Survive Delivery.  The indemnities,
                      ------------------------------
agreements and other statements of the Company or its officers set forth in or made pursuant to this Agreement will remain operative and in full force and effect regardless of any investigation made by or on behalf of the Company, any Underwriter or any person who controls the Company or any Underwriter within the meaning of Section 15 of the 1933 Act and will survive delivery of and payment for the Depositary Shares.

          Section 9.  Termination of Agreement.  (a)  You may terminate this
                      ------------------------
Agreement, by notice to the Company, at any time at or prior to the Closing Time
(i) if there has been, since the respective dates as of which information is given in the Registration Statement, any material adverse change or any development involving a prospective material adverse change in or affecting the financial position, stockholders' equity or results of operations of the Company and its subsidiaries, considered as one enterprise, or (ii) if there has occurred any outbreak or escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in your judgment, impracticable to market the Depositary Shares or enforce contracts for the sale of the Depositary Shares or (iii) if trading in any securities of the Company has been suspended by the Commission, the National Association of Securities Dealers, Inc. or the American Stock Exchange, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the over-the-counter market has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by such exchange or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority or
(iv) if a banking moratorium has been declared by either federal or New York authorities.

          (b) Notwithstanding any such termination, the provisions of Sections 6, 7 and 8 shall remain in effect.

          Section 10.  Default.  If one or more of the Underwriters shall fail
                       -------
at the Initial Closing Time or on the Additional Closing Time, as the case may be, to purchase the Firm Shares or Additional Shares hereunder that it or they are obligated to purchase (the "Defaulted Depositary Shares"), you shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Depositary Shares in such amounts as may be agreed upon and upon the terms herein set forth; if, however, you have not completed such arrangements within such 24-hour period, then:

          (a) if the aggregate number of Defaulted Depositary Shares does not exceed 10% of the aggregate number of shares of the Firm Shares or Additional Shares, as the case may be, to be purchased pursuant to this Agreement, the non-defaulting Underwriters shall be obligated to purchase the full amount thereof in the respective proportions that the number of Firm Shares or Additional Shares set forth opposite the names of such non-defaulting Underwriters in Schedule I bear to the total aggregate number of shares of Firm Shares or Additional Shares set forth opposite the names of such non-defaulting Underwriters, or

          (b) if the aggregate number of Defaulted Depositary Shares exceeds 10% of the aggregate number of Firm Shares or Additional Shares to be purchased, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

          No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

          In the event of any such default that does not result in a termination of this Agreement, either you or the Company shall have the right to postpone the Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this Section 10.

          Section 11.  Notices.  All notices and other communications under this
                       -------
Agreement shall be in writing and shall be deemed to have been duly given if delivered, mailed or transmitted by any standard form of telecommunication. Notices to you shall be directed to you, c/o Bear, Stearns & Co. Inc., 245 Park Avenue, New York, New York, attention of Stephen M. Parish; and notices to the Company shall be directed to it at Cablevision Systems Corporation, One Media Crossways, Woodbury, New York 11797, attention of Robert S. Lemle, Esq., Executive Vice President, General Counsel and Secretary, with a copy to Sullivan & Cromwell, at 125 Broad Street, New York, New York 10004, attention of John P. Mead, Esq.

          Section 12.  Parties.  The agreement herein set forth is made solely
                       -------
for the benefit of the several Underwriters, the Company and, to the extent expressed, any person who controls the Company or any of the Underwriters within the meaning of Section 15 of the 1933 Act, and the directors of the Company, its officers who have signed the Registration Statement, and their respective executors, administrators, successors and assigns and, subject to the provisions of Section 10, no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser, as such purchaser, from any Underwriter of the Depositary Shares. If there are two or more Underwriters, all of their obligations hereunder are several and not joint.

          Section 13.  Governing Law and Time.  This Agreement shall be governed
                       ----------------------
by the laws of the State of New York. Specified times of day refer to New York City time.

          Section 14.  Counterparts.  This Agreement may be executed in one or
                       ------------
more counterparts and when a counterpart has been executed by each party, all such counterparts taken together shall constitute one and the same agreement.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument will become a binding agreement between the Company and each Underwriter in accordance with its terms.

                                    Very truly yours,


                                    CABLEVISION SYSTEMS CORPORATION


                                    By
                                       ------------------------------------
                                       Name:
                                       Title:



Confirmed and accepted as of
  the date first above written:



BEAR, STEARNS & CO. INC.
MERRILL LYNCH & CO.
    Merrill Lynch, Pierce, Fenner & Smith Incorporated
MORGAN STANLEY & CO. INCORPORATED
c/o Bear, Stearns & Co. Inc.

  By:  Bear, Stearns & Co. Inc.



  By
     ---------------------------------
     Name:
     Title:

                                                                      SCHEDULE I
                                                       to Underwriting Agreement

                                                        Dated:  November 1, 1995



                        CABLEVISION SYSTEMS CORPORATION

                      Depositary Shares Each Representing
                       a One-Tenth Interest in a Share of
          Series I Cumulative Convertible Exchangeable Preferred Stock



                                                          Number of
                                                           Shares
          Underwriter                                  to be Purchased
          -----------                                  ---------------
Bear, Stearns & Co. Inc.............................      6,000,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated..      3,000,000
Morgan Stanley & Co. Incorporated...................      3,000,000
                                                         ----------

          Total.....................................     12,000,000
                                                         ==========

                                                                     SCHEDULE II
                                                       to Underwriting Agreement

                                                        Dated:  November 1, 1995



                        CABLEVISION SYSTEMS CORPORATION

                      Depositary Shares Each Representing
                       a One-Tenth Interest in a Share of
          Series I Cumulative Convertible Exchangeable Preferred Stock


Number of Depositary Shares:  12,000,000

Initial public offering price:  $25.00 per Depositary Share

Purchase price: $ 24.25 per Depositary Share plus accrued dividends, if any, from November 7, 1995 to the date of payment and delivery

Method of payment: Payment shall be made by wire transfer of immediately available funds to an account designated by the Company (provided that the Company shall reimburse the Underwriters, no later than the day following the Closing Time, for their overnight funding costs associated with providing the Company with immediately available funds (at a rate equal to the federal funds rate in effect on the date of closing) by wire transfer of immediately available funds to an account specified by Bear, Stearns & Co. Inc.)

Closing date, time and location: November 7, 1995 at the offices of Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022

Listing requirement: in respect of the Depositary Shares and the Class A Common Stock issuable upon conversion thereof, the American Stock Exchange

Underwriters' option to purchase additional shares from the Issuer: 1,800,000 Depositary Shares

                                                                    SCHEDULE III
                                                       to Underwriting Agreement

                                                        Dated:  November 1, 1995


           MATTERS TO BE COVERED BY LETTER OR LETTERS OF INDEPENDENT
                               PUBLIC ACCOUNTANTS


          KPMG Peat Marwick, LLP shall have furnished to you the following letter or letters (in each case in form and substance satisfactory to you):

          (1) At the date hereof, a letter to the effect that:

               (a) they are independent accountants with respect to the Company and its subsidiaries within the meaning of the 1933 Act and the applicable published 1933 Act Regulations;

               (b) in their opinion, except as disclosed in the Registration Statement, the audited consolidated financial statements and the related financial statement schedules of the Company and its subsidiaries included or incorporated by reference in such annual report on Form 10-K comply as to form in all material respects with the applicable accounting requirements of the 1933 Act as it applies to registration statements on Form S-3 and the related published 1933 Act Regulations and of the 1934 Act as it applies to Form 10-K and the related published 1934 Act Regulations; and

               (c) in addition to their examinations, inspections, inquiries and other procedures referred to therein, they have performed such other procedures, specified by you, not constituting an audit, as they have agreed to perform and report on with respect to certain amounts, percentages, numerical data and other financial information in the Form 10-K and have compared certain of such amounts, percentages, numerical data and financial information with, and have found such items to be in agreement with or derived from, the detailed accounting records of the Company and its subsidiaries.

          (2) At the date hereof, a letter with respect to each of the Company's quarterly reports on Form 10-Q (a "10-Q Letter") filed prior to the date hereof and subsequent to the Company's most recently filed annual report on Form 10-K, to the effect that:

               (a) they reaffirm as of the date of such letter (and as though made on the date of such letter) all statements made in the 10-K Letter, except that the procedures specified therein shall have been carried out to a specified date not more than five days prior to the date of such 10-Q Letter;

                                     III-2

               (b) on the basis of procedures (but not an examination in accordance with generally accepted auditing standards) consisting of:

                    (i) a reading of minutes of all meetings of the stockholders and directors of the Company and its subsidiaries and the __________ and ___________ Committees of the Company's Board of Directors and any subsidiary committees from the date of the latest audited consolidated financial statements to the specified date referred to in Section 2(a);

                    (ii) a reading of the unaudited condensed consolidated
               financial statements of the Company and its subsidiaries included in the quarterly report on Form 10-Q dated the date of such 10-Q Letter;

                    (iii) inquiries of certain officials of the Company and its subsidiaries; and

          nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements included in such quarterly report on Form 10-Q do not comply as to form in all material respects with the applicable accounting requirements of the 1934 Act as it applies to Form 10-Q and the related published 1934 Act Regulations or that any material modifications should be made to the unaudited condensed consolidated financial statements included in such quarterly report for them to be in conformity with generally accepted accounting principles, except as disclosed in the notes to such unaudited condensed consolidated financial statements or as otherwise described in such 10-Q Letter;

               (c) in addition to their examinations, inspections, inquiries and other procedures referred to therein, they have performed such other procedures, specified by you, not constituting an audit, as they have agreed to perform and report on with respect to certain amounts, percentages, numerical data and other financial information in the Form 10-Q and have compared certain of such amounts, percentages, numerical data and financial information with, and have found such items to be in agreement with or derived from, the detailed accounting records of the Company and its subsidiaries.

          (3) At the Closing Time, a letter dated the Closing Time (the "Closing Letter"), to the effect that:

               (a) they reaffirm as of the date of the Closing Letter (and as though made on the date of the Closing Letter) all statements made in the 10-K Letter and in each 10-Q Letter, if any, except that the procedures specified therein shall have been carried out to a specified date not more than five days prior to the date of the Closing Letter;

                                     III-3

               (b) based on the procedures set forth in Section 2(b) (but carried out to the specified date referred to in Section 3(a)), nothing came to their attention that caused them to believe that, from the date of the latest balance sheet of the Company and its subsidiaries included or incorporated by reference in the Prospectus to such specified date, there were any increases or decreases in financial statement amounts specified by you as they have agreed to perform; and

               (c) in addition to their examinations, inspections, inquiries and other procedures referred to therein, they have performed such other procedures, specified by you, not constituting an audit, as they have agreed to perform and report on with respect to certain amounts, percentages, numerical data and other financial information in the Registration Statement, the Prospectus and the exhibits to the Registration Statement or in the documents incorporated by reference in the Prospectus, and have compared certain of such amounts, percentages, numerical data and financial information with, and have found such items to be in agreement with or derived from, the detailed accounting records of the Company and its subsidiaries.

                                                                     SCHEDULE IV
                                                       to Underwriting Agreement

                           RESTRICTED SUBSIDIARIES/1/
                           -----------------------
                           (* - material subsidiary)
                           -------------------------

     CSC Acquisition Corporation
     CSC Acquisition - MA, Inc.
     CSC Acquisition - NY, Inc.
     Cablevision Area 9 Corporation/2/
     Cablevision Fairfield Corporation/2/
     Cablevision Finance Corporation
     Cablevision Finance Limited Partnership
     Cablevision Lightpath, Inc.
     Cablevision of Cleveland G.P., Inc.
     Cablevision of Cleveland L.P., Inc.
     Cablevision of Cleveland, L.P.
     Cablevision of Connecticut Corporation/2/
     Cablevision of Connecticut Limited Partnership/2/
     Cablevision of Michigan, Inc.
     Cablevision of New Jersey, Inc./3/
*    Cablevision of New York City - Master L.P./4/
*    Cablevision of New York City - Phase I L.P./4/
     Cablevision Systems Dutchess Corporation
     Cablevision Systems East Hampton Corporation
     Cablevision Systems Great Neck Corporation
     Cablevision Systems Huntington Corporation
     Cablevision Systems Islip Corporation
     Cablevision Systems Long Island Corporation
*    Cablevision Systems New York City Corporation/4/
     Cablevision Systems Suffolk Corporation
     Cablevision Systems Westchester Corporation
     Cablevision Systems of Southern Connecticut Limited Partnership/2/ Communications Development Corporation/2/
*    NYC GP Corp.
*    NYC LP Corp.

______________

1 Unless otherwise noted, all shares are pledged under the terms of the Third Amended and Restated Security Agreement, dated as of July 15, 1988, as amended, among Cablevision Systems Corporation, certain Securing Parties and Toronto-Dominion (Texas), Inc. as Security Agent.

2. All shares or partnership interests are pledged under the terms of the Connecticut Consent dated as of July 15, 1988 among Cablevision of Connecticut Limited Partnership, Cablevision Systems of Southern Connecticut Limited Partnership, CSC and Chase Manhattan Bank as Predecessor Security Agent and Toronto-Dominion Bank Trust Company as Security Agent (the "Connecticut Security Documents") under the Third

     Amendment and Restated Security Agreement, as amended, as referenced in No. 1 above.

3. All shares pledged under the Security Agreement dated as of May 18, 1990 between Cablevision of New Jersey, Inc. and Toronto-Dominion Bank Trust Company as Security Agent.

4. All partnership interests pledged under the Fourth Amended and Restated Security Agreement, dated as of June 18, 1993, among Cablevision of New York City - Phase I L.P., Cablevision of New York City - Master L.P., Cablevision Systems New York City Corporation, the Banks and Chase Manhattan Bank, as Agent.

                                                                      SCHEDULE V
                                                       to Underwriting Agreement


                           UNRESTRICTED SUBSIDIARIES
                           -------------------------
                           (* - material subsidiary)
                           -------------------------

     111 New South Road Corporation
     1144 Route 109 Corp.
     A-R Cable Investments, Inc./1/
     A-R Cable Partners
     AMC Productions, Inc./2/
*    American Movie Classics Holding Corporation
*    American Movie Classics Company
*    Arsenal MSub 2, Inc./3/
     Arsenal MSub 7, Inc.
     Bravo Company
     Bravo Programming, Inc.
     CSC Gateway Corporation/4/
     CSC Investments, Inc.
     CSC Realty, Inc.
     CSC Transport, Inc.
     Cable Networks, Inc.
     Cablevision Lightpath - CT, Inc.
     Cablevision Lightpath - NJ Inc.
     Cablevision Lightpath - NY, Inc.
     Cablevision Lightpath - OH, Inc.
*    Cablevision MFR, Inc./5/
     Cablevision of Brookline, Inc.
     Cablevision of Hudson County, Inc. (f/k/a Cablevision of
      Riverview, Inc.)/6/
*    Cablevision of Monmouth, Inc./6/
     Cablevision of Nashoba, Inc.
     Cablevision Programming Incorporated
     Cablevision Programming New England Corporation
     Cablevision Systems Ohio Investment Corporation/3/
     Cablevision of Geauga County/3/
     Cablevision of Ohio, Ltd./3/
     Cablevision of the Midwest Holding Co., Inc./3/
     Cablevision of the Midwest, Inc./3/
     Cleveland Radio Holdings, Inc.
     COB, Inc.
     Complexicable of Cuyahoga Valley, Ltd./3/
     CV Radio Associates, L.P.
     Garden L.P. Holding Corp./7/
     In Court Holding Corporation
     Missouri Cable Partners, L.P.

     MuchMusic U.S.A. Venture
     NCC LP Corp.
     Neighborhood News Holdings, Inc./7/
     News 12 Holding Corporation/7/
     News 12 New Jersey L.L.C.
     Northern Ohio Interconnect
     Ohio Cablevision Investors, Ltd./3/
     PS Holding Acquisition Corporation
*    Petra Cablevision Corp./3/
     Rainbow Advertising Sales Corporation/7/
     Rainbow CT Holdings, Inc./7/
     Rainbow NJ Holdings, Inc./7/
     Rainbow Garden Corp.
     Rainbow MM Holdings Corporation
     Rainbow Network Communications
     Rainbow News 12 Company/7/
     Rainbow PPV Holdings, Inc.
     Rainbow Program Enterprises
     Rainbow Programming Holdings, Inc./8/
     Rainbow Programming Services Company
     Rainbow Travel, Inc./7/
     Rainbow Westchester Holdings, Inc./7/
     Samson Cablevision Corp./3/
     Shamrock Cable Corporation/3/
     Shamrock Cleveland Cablevision, L.P./3/
     Shamrock Cuyahoga County Cablevision Associates, L.P./3/
     Shamrock Ohio Cablevision Associates, L.P./3/
     Space Cable of Ohio, Ltd./3/
     Space Cable of Strongsville, Ltd./3/
     SportsChannel America Soccer, Inc.
     SportsChannel Associates/7/
     SportsChannel Associates Holding Corporation/7/
     SportsChannel Bay Area Holding Corporation
     SportsChannel Cincinnati Associates
     SportsChannel Cincinnati Holding Corporation
     SportsChannel Florida Associates
     SportsChannel Florida Holding Partnership
     SportsChannel Los Angeles Holding Corporation
     SportsChannel New England Holding Limited Partnership
     SportsChannel New York Holding Partnership/7/
     SportsChannel Ohio Associates
     SportsChannel Ohio Holding Corporation
     SportsChannel Prism/Chicago Holding Partnership
     SportsChannel Ventures, Inc./7/
     Suffolk Cable Corporation/3/
     Suffolk Cable of Shelter Island, Inc./3/

     Suffolk Cable of Smithtown, Inc./3/
     Telerama, Inc./3/
     The Racing Network, Inc./7/
     The Singles Network, Inc/7/
*    VC Holding, Inc./9/
     V-C Mo. G.P., Inc./9/
     V Cable GP, Inc./9/
*    V Cable, Inc./10/
     WKNR, Inc.

___________

1 All of the shares of A-R Cable Investments, Inc. are pledged to Warburg, Pincus Investors, L.P. ("Warburg") under the terms of a Pledge Agreement between the CSC and Warburg, dated as of May 11, 1992.

2 All of the shares of AMC Productions, Inc. are pledge to Toronto-Dominion under the terms of a Stock Pledge Agreement, dated as of June 26, 1992, among American Movie Classic Holding Company and Toronto-Dominion (Texas), Inc. as agent for the Banks.

3 All of the shares of capital stock or partnership interest (as the case may be) of Arsenal MSub 2, Inc., Arsenal MSub 7, Inc., Cablevision Systems Ohio Investment Corporation, Cablevision of Geauga County, Cablevision of Ohio, Ltd. Cablevision of the Midwest Holding Co., Inc., Cablevision of the Midwest, Inc., Complexicable of Cuyahoga Valley, Ltd. Ohio Cablevision Investors, Ltd., Petra Cablevision Corp., Samson Cablevision Corp., Shamrock Cable Corporation, Shamrock Cable of Brooklyn, Inc., Shamrock Cable of Hinckley, Inc., Shamrock Cleveland Cablevision, L.P., Shamrock Cuyahoga County Cablevision Associates, L.P., Shamrock Ohio Cablevision Associates, L.P., Space Cable of Ohio, Ltd., Space Center of Strongsville, Ltd., Suffolk Cable Corporation, Suffolk Cable of Shelter Island, Inc., Suffolk Cable of Smithtown, Inc. and Telerama, Inc. are pledged to GECC under the terms of a Newco Group Pledge Agreement, dated as of December 31, 1992, among VC Holding, Inc., the direct and indirect subsidiaries of VC Holding, Inc. and GECC.

4 All of the shares of CSC Gateway Corporation are pledged pursuant to a Security Agreement between Cablevision of Newark and Toronto-Dominion Bank Trust Company, dated as of April 15, 1992.

5 All of the shares of Cablevision MFR, Inc. are held by NationsBank of Texas, N.A. under the terms of a Safekeeping Agreement between Cablevision Systems Corporation and NationsBank of Texas, N.A. dated as of August 8, 1994.

6 All of the shares Cablevision of Monmouth, Inc. and Cablevision of Hudson County, Inc. (f/k/a Cablevision of Riverview, Inc.) are pledged under the terms of the Pledge Agreement between Cablevision MFR, Inc. and NationsBank of Texas, N.A., dated as of August 8, 1994.

7 All of the capital stock of partnership interest (as the case may be) of Garden L.P. Holding Corp., Rainbow Advertising Sales Corporation, The Singles Network, Inc., The Racing Network, Inc., Neighborhood News Holdings, Inc., News 12 Holding Corporation, Rainbow CT Holdings, Inc., Rainbow NJ Holdings, Inc., Rainbow Travel, Inc., Rainbow Westchester Holdings, Inc., Sportschannel Associates Holding Corporation, SportsChannel Ventures, Inc., SportsChannel Associates, SportsChannel New York Holding Partnership, Rainbow News 12 Company and Rainbow Program Enterprises are pledged to Toronto-Dominion under the terms of a Borrower Pledge Agreement, dated as of January 27, 1995, among Rainbow Programming Holdings, Inc., Toronto-Dominion (Texas), Inc. as administrative agent for the Co-Agents and the Banks.

8 All of the shares of Rainbow Programming Holdings, Inc. are pledged to Toronto-Dominion under the terms of the Stock Pledge Agreement among Cablevision Systems Corporation, Toronto-Dominion (Texas), Inc. as administrative agent and the Banks.

9 All of the shares of capital stock of VC Holding, Inc., V-C Mo. G.P., Inc. and V Cable GP, Inc. are pledged to GECC under the terms of a V Cable Group Pledge Agreement, dated as of December 31, 1992 among V Cable, Inc., V-C Mo. G.P., Inc., and GECC. 81% of the capital stock of VC Holding, Inc. is owned by V Cable, Inc.

10 All of the shares of Common Stock of V Cable, Inc. are pledged to GECC under the terms of a CSC Non-Recourse Guaranty and Pledge Agreement between the Company and GECC, dated as of December 31, 1992.